Exhibit 99.1

PELOTON SIGNS AGREEMENT TO ACQUIRE PRECOR

Acquisition expected to establish Peloton’s U.S. manufacturing footprint, enhance R&D capabilities, and accelerate growth of commercial verticals

New York, NY - Dec. 21, 2020 — Peloton (NASDAQ:PTON), the leading interactive fitness platform, today announced that it has entered into an agreement to acquire Precor, one of the largest global commercial fitness equipment providers with a significant U.S. manufacturing presence, in a transaction valued at $420 million USD. With the acquisition, Peloton plans to establish U.S. manufacturing capacity, boost research and development capabilities with Precor’s highly-skilled team, and accelerate Peloton’s penetration of the commercial market. Peloton plans to produce connected fitness products in the U.S. before the end of the calendar year 2021. Subject to the completion of the transaction, Precor will operate as a business unit within Peloton. Precor President Rob Barker will become CEO, Precor and General Manager, Peloton Commercial, reporting to William Lynch, Peloton’s President. Precor is a division of Finnish sporting goods company Amer Sports, which is owned by an investor consortium including ANTA Sports (HKG:2020.HK), FountainVest Partners, Anamered Investments Inc. and Tencent Holdings Limited. The transaction is expected to close in early calendar year 2021.

Committing to making the world happier and healthier

“Precor embodies the Peloton mission of putting Members first. Over the last few months, we’ve gotten to know the team and saw firsthand how much they care about their products, customers and, last but not least, their employees. By combining our talented and committed R&D and Supply Chain teams with the incredibly capable Precor team and their decades of experience, we believe we will be able to lead the global connected fitness market in both innovation and scale,” said Peloton’s Lynch. “We’re looking forward to integrating the Precor team into Peloton and excited about what this means for the future of our brand and our ability to continue delivering world-class Member experiences.”

“Precor is driven to create personalized health and fitness experiences that help people live the lives they desire. That passion has led us to create highly customizable solutions running on the fitness industry’s largest commercial network,” said Rob Barker, Precor’s President. “The Precor team is excited to combine our manufacturing expertise and more than 40 years of equipment innovations with Peloton’s award winning workout experiences to help commercial customers succeed and keep exercisers moving.”

Establishing U.S. manufacturing

The acquisition adds 625,000 square feet of U.S. manufacturing capacity with in-house tooling and fabrication, product development, and quality assurance capabilities in Whitsett, North Carolina and Woodinville, Washington. Peloton will be able to control the entire production process, from design to ship, and increase total production scale, while maintaining a high level of product quality. By making fitness equipment closer to U.S. consumers, Peloton will be able to deliver connected fitness products to Members sooner.

The Precor U.S. facilities will join Peloton’s existing manufacturing network with its third party manufacturers and the Tonic facilities based in Taiwan. Once the transaction closes, the Precor U.S. facilities will provide Peloton with incremental operational scale and flexibility to support the growth of its connected fitness product line.

Investing more in research and development

The acquisition would add a team of nearly 100 dedicated research and development employees to Peloton’s accomplished R&D team. With decades of experience designing and engineering cardio and strength fitness equipment and user experiences, the Precor team plans to work with the Peloton R&D team to design and create the next generation of connected fitness experiences.

Scaling Peloton commercial offerings

Precor is one of the largest commercial fitness equipment providers in the world and has 40 years of experience and expertise building a customer-focused business at scale. Under the Peloton umbrella, Precor plans to make the award-winning Peloton experience accessible to more people through its long-standing relationships with hotels, multifamily residences, and college and corporate campuses. Precor will also continue to service its global network. When the transaction closes, the parties plan to make Peloton connected fitness products available to Precor’s broader network of commercial customers in Peloton’s existing markets.

For additional information, please refer to the Peloton Investor Relations website for a question and answer document relating to this proposed transaction.

About Peloton

Peloton is the leading interactive fitness platform, with a loyal community of more than 3.6 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. The brand’s immersive content is accessible through the Peloton Bike, Bike+, Tread, Tread+ and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device, Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the U.S., UK, Canada and Germany. For more information, visit www.onepeloton.com.

About Precor

Precor, headquartered in Greater Seattle, WA, has been a pioneer in delivering fitness experiences for commercial customers and exercisers for more than 40 years. Precor serves more than 100 countries worldwide with offices in the Americas, EMEA, and APAC and operates two U.S.-based manufacturing locations. Precor products and services span across all major categories, including cardio, strength, functional fitness, group training, and connected solutions. In 2020, Precor reached the milestone of recording one billion workouts in its Preva® fitness cloud. That number represents more than 140,000 connected units in over 13,000 facilities. On average, Precor exercisers record more than 20 million minutes of workouts each day as recorded by the Precor digital platform Preva®. Precor segments include commercial clubs/facilities and the verticals of Hospitality, Multi-family Housing, Corporate, and Education. For more information, visit www.Precor.com

Advisors

Fenwick & West LLP is serving as legal advisor to Peloton. Citi is serving as sole financial advisor to Amer Sports and its investor consortium, and Kirkland & Ellis LLP is serving as their legal advisor.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the expected timing for completion of the transaction; statements related to the expected benefits of the proposed transaction, including but not limited to, the expected acceleration of Peloton and Precor strategies, expectations around gaining access to Precor customers and benefits to Peloton members, expected supply chain, manufacturing and fulfillment synergies over time, the expected enhancement in research and development capabilities and the expected acceleration in the penetration of Peloton’s commercial market; any statements concerning the expected development or competitive performance relating to Peloton’s products and services; any statements regarding Peloton’s future intention with Precor; statements regarding the anticipated timing to produce connected fitness products in the United States; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the risk of stockholder litigation in connection with contemplated transaction; the retention of Precor employees and Peloton’s ability to successfully integrate the Precor business; risks inherent in the achievement of anticipated synergies and the timing thereof; our ability to attract and retain our connected fitness product and digital subscription base; our limited operating history; our ability to anticipate and satisfy consumer preferences; the effects of the highly competitive market in which we operate; market acceptance of our connected fitness products; our ability to successfully develop and timely introduce new products and services; our ability to accurately forecast consumer demand and adequately manage our inventory; our ability to maintain the value and reputation of the Peloton brand; a decrease in sales of our Bike; the continued growth of the connected fitness market; the loss of any one of our third-party suppliers, manufacturers, or logistics partners; our ability to achieve our objectives and our strategic and operational initiatives; litigation and related costs; the impact of privacy and data security laws; and other general market, political, economic, and business conditions.

For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (SEC) filings, including our most recent Form 10-K and 10-Q, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

MEDIA CONTACTS

Amelise Lane, Peloton

Press@onepeloton.com

Christopher Wilson, Precor

Christopher.Wilson@Precor.com